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                       Securities and Exchange Commission

                             Washington, D.C. 20549



                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 17, 1997

                             LCI International, Inc.
             (Exact name of registrant as specified in its charter)

   Delaware                      0-21602                      13-3498232
(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)                Identification No.)
incorporation)


               8180 Greensboro Drive, Suite 800, McLean, VA      22102
               (Address of principal executive offices)        (Zip Code)

       Registrant's Telephone Number, including area code: (703) 442-0220



                                       N/A
          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

The following document is being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3 (Registration No. 33-96186) , which was declared effective on March 10, 1997.

Exhibit No.   Description

5 Opinion of Willkie Farr & Gallagher regarding the validity of the Registrant's Senior Notes due 2007.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     LCI International, Inc.

                                                     By:  /s/ Lee M. Weiner
                                                             Lee M. Weiner
                                                             Vice President and
                                                             General Counsel

Dated:  June 17, 1997



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                                  EXHIBIT INDEX



Exhibit No.    Description

5 Opinion of Willkie Farr & Gallagher regarding the validity of the Registrant's Senior Notes due 2007.